UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 8, 2009

Six Flags, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

1540 Broadway, 15th Floor
New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

(212) 652-9403

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On July 8, 2009, JPMorgan Chase Bank, N.A., as administrative agent of the Second Amended and Restated Credit Agreement, dated as of May 25, 2007, among Six Flags, Inc. (the “Company”), Six Flags Operations Inc. (“SFO”), Six Flags Theme Parks Inc. (“SFTP”) (as the primary borrower), certain of SFTP’s foreign subsidiaries party thereto, the lenders and the other agent banks and arrangers party thereto (as amended, modified or otherwise supplemented from time to time, the “Credit Agreement”), hosted a telephone conference for the lenders who are parties to the Credit Agreement (the “Lenders”).  During the telephone conference, a proposed amendment to the Credit Agreement (the “Proposed Amendment”) was discussed.  The Proposed Amendment, if effected, would, among other things, allocate payments from certain events and circumstances such as free cash flow prepayments, asset dispositions and certain future debt issuances ratably among the lenders under the term loan facility (the “Term Lenders”) and the lenders under the revolving credit facilities (the “Revolving Lenders”) and would provide the Term Lenders with the protections of a senior secured leverage covenant on the same terms as are presently afforded to the Revolving Lenders.  The Company has agreed to support the Proposed Amendment in connection with a support agreement, dated June 13, 2009 (the “Support Agreement”), entered into among the Company, SFO, SPTP, certain of SFTP’s domestic subsidiaries and certain Lenders (the “Supporting Lenders”).  Each of the Supporting Lenders entered into the Support Agreement with respect to the claim amount designated for such Supporting Lender therein, which claim amounts represented, in the aggregate, as of June 13, 2009 approximately 50% of the aggregate amount of claims under the Credit Agreement.  The terms and conditions of the Proposed Amendment have not been finalized by the Lenders, and will require the approval of the United States Bankruptcy Court for the District of Delaware prior to becoming effective.

The substantive entirety of the Support Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company will endeavor to obtain post-emergence revolving credit facilities on terms and conditions at least as favorable to the Company as those set forth in the term sheet, which is attached to the Support Agreement as Exhibit 1 thereto.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Support Agreement, dated as of June 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS, INC.

	By:	/s/ James M. Coughlin
	Name:	James M. Coughlin
	Title:	General Counsel

Date: July 8, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Support Agreement, dated as of June 13, 2009.